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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                                   ----------

Date of Report (Date of earliest event reported): November 29, 2007

                               CCFNB BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                     0-19028                 23-2254643
        (State or other                 (Commission             (IRS Employer
jurisdiction of incorporation)          File Number)         Identification No.)

         232 East Street, Bloomsburg, Pennsylvania                   17815
         (Address of Principal Executive Offices)                 (Zip Code)

                                 (570) 784-4400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 29, 2007, the Registrant and Columbia Financial Corporation entered into an Agreement and Plan of Reorganization (the "Merger Agreement") whereby Columbia Financial Corporation will be merged with and into the Registrant. The surviving corporation to the Merger Agreement will be the Registrant. Simultaneously or as soon as practicable after the effective time as that term is defined in the Merger Agreement, the Registrant's wholly-owned subsidiary, Columbia County Farmers National Bank, will be merged with and into Columbia Financial Corporation's wholly-owned subsidiary, First Columbia Bank & Trust Co. (the "Bank Merger"). The surviving institution to the Bank Merger shall be First Columbia Bank & Trust Co.

     Pursuant to the terms of the Merger Agreement, the stockholders of Columbia Financial Corporation will receive 0.7200 shares of the common stock, par value $1.25 per share, of the Registrant for each share of the common stock of Columbia Financial Corporation held by them.

     The transaction is subject to stockholder approval by the stockholders of the Registrant and Columbia Financial Corporation, customary regulatory approvals and other conditions provided for in the Merger Agreement. Prior to the stockholders' meetings, the Registrant will file a registration statement with the Securities and Exchange Commission to register the shares to be issued in connection with the Merger Agreement. The transaction is expected to close in the third quarter of 2008.

     A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. Furthermore, a copy of the press release relating to the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     a)   Financial Statements of Business Acquired - NA

     b)   Pro Forma Financial Information - NA

     c)   Shell Company Transactions - NA

     d)   Exhibits

Exhibit Number   Description
--------------   -----------
2.1              Agreement and Plan of Reorganization dated as of November 29,
                 2007, between CCFNB Bancorp, Inc. and Columbia Financial
                 Corporation

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
Exhibit Number   Description
--------------   -----------
99.1             Form of Press Release announcing the execution of the Merger
                 Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CCFNB BANCORP, INC.
(Registrant)

Dated: November 29, 2007


/s/ Lance O. Diehl
-------------------------------------
Lance O. Diehl
President and Chief Executive Officer

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                                Index to Exhibits

Item Number   Description                                                   Page
-----------   -----------                                                   ----
2.1           Agreement and Plan of Reorganization, dated as of November
              29, 2007, between CCFNB Bancorp, Inc. and Columbia
              Financial Corporation

99.1 Form of Press Release announcing the execution of the Merger Agreement